SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 23, 2002


                    SECURITY NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in this Charter)



       Utah                            0-9341                  87-0345941
----------------------------   -----------------------    ----------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                      Identification No.)





                5300 South 360 West, Salt Lake City, Utah 84123
                -----------------------------------------------
               (Address of principal executive offices)(Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 264-1060
                                                           --------------




                                 Does Not Apply
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Asset Purchase Transaction with Acadian Life Insurance Company

     On December 23, 2002, Security National Financial Corporation, a Utah corporation (the 'Company') completed an asset purchase transaction with Acadian Life Insurance Company, a Louisiana domiciled life insurance company ('Acadian'), in which it acquired from Acadian $75,000,000 in assets and $75,000,000 in insurance reserves through its wholly owned subsidiary, Security National Life Insurance Company, a Utah domiciled life insurance company ("Security National Life"). The acquired assets consist primarily of funeral insurance policies in force from over 275,000 policyholders in the state of Mississippi.

     As part of the transaction, Security National Life entered into a Coinsurance Agreement with Acadian, in which Security National Life agreed to reinsure all the liabilities related to the policies held by the Mississippi policyholders, including the payment of all legal liabilities, obligations, claims and commissions of the acquired policies. The effective date of the Coinsurance Agreement was September 30, 2002, at 11:59:59 p.m. (Central Daylight
Time) subsequent to Acadian recapture of the insurance in force from Scottish Re (U.S.) Inc. on September 30, 2002, at 11:59 p.m. (Central Daylight Time).

     Under the terms of the Coinsurance Agreement, Security National Life agreed to assume all of the risks (including deaths, surrenders, disability, accidental deaths and dismemberment) on the reinsurance policies as of the effective date of the Agreement. Acadian represented and warranted that each of the reinsured policies was in force as of the effective date (including policies which may be lapsed subject to the right of reinstatement, policies not lapsed but in arrears, and policies in force and in effect as paid up and extended term policies) with premiums paid and its face amount, insured, and all other characteristics accurately reflected. Security National Life accepted liability for all the risks under the reinsured policies on eligible lives for all benefits occurring on or after the effective date of the agreement. The liability of Security National Life commenced as of September 30, 2002.

     The Coinsurance Agreement also provides that Security National Life reserves the right to assume all right, title and interest to the reinsured policies, as well as other similar policies written by Acadian under similar terms and conditions in the state of Mississippi from September 30, 2002, through termination of the Coinsurance Agreement, with an assumption agreement, at any time but in any event not later than nine months subsequent to December 16, 2002, subject to all regulatory approvals as required by law of the Louisiana Department of Insurance. In the event Acadian shall come under any supervision by a state regulator or any event Acadian shall apply for or consent in the appointment of, or the taking of possession by, a receiver, custodian, regulator, trustee or liquidator of itself or of all or a substantial part of its assets, make a general assignment for the benefit of its creditors, commence a voluntary case under the Federal Bankruptcy Code, file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization or winding up, Security National Life and Acadian shall be deemed to have converted the Coinsurance Agreement to an assumption agreement one day prior to such insolvency or other actions and Security National Life shall be deemed to have assumed the reinsurance policies as of one day prior to the date thereof.

     The Coinsurance Agreement further provides that Acadian is required to pay Security National Life an initial coinsurance premium in cash or assets acceptable to Security National Life in an amount equal to the full coinsurance reserves, including the Incurred But Not Reported (IBNR) reserve as of the effective date. The ceding commission to be paid by Security National Life to Acadian for the reinsured policies was $10,254,803, which included the recapture amount paid by Acadian to Scottish Re (U.S.), Inc., pursuant to the Automatic Coinsurance Agreement dated June 1, 2001 (Treaty No. 1001), between Acadian and Scottish Re (U.S.), Inc. The coinsurance premiums payable by Acadian to Security National Life are to be equal to all of the premiums collected by Acadian on the reinsurance policies subsequent to December 31, 2002.

     Security National Life also entered into an Assumption Agreement effective January 1, 2003, with Acadian, in which Security National Life agreed to assume all of the liabilities related to the reinsurance policies. Under the terms of the Assumption Agreement, Acadian agreed to cede to Security National Life, and Security National Life agreed to assume, reinsure and guaranty all of the insurance risks and contractual obligations of Acadian relating to the reinsured business, including the reinsured policies. Security National Life agreed to pay all legal liabilities and obligations, including claims and commissions, of Acadian with respect to the reinsured business arising on or after January 1, 2003, in accordance with the terms and conditions of the reinsured policies. In addition, Security National Life agreed to assume and carry out the obligations of Acadian contained in the reinsured policies.

     The Assumption Agreement also requires Security National Life to issue a certificate of assumption for each policy in force included in the reinsured business, reinsuring such policies according to the terms thereof, provided that Security National Life may be subrogated to and substituted for all rights, privileges and interests accruing under such policies, and provided further that all obligations and liabilities assumed by Security National Life are assumed subject to the terms, limitations and conditions of the insurance policies included in the reinsured business and all defenses, counterclaims and off-sets that are or might thereafter become available to Security National Life.

     Under the Assumption Agreement Security National Life agreed to assume only those insurance risks in contractual obligations included within the reinsured business of Acadian. Security National Life did not agree to assume any extra contractual or other liability or obligations of Acadian. In addition, Security National Life did not agree to assume any policy issued to an insured whose death occurred prior to January 1, 2003, and for which a death claim had been received by Acadian prior to that date. However, Security National Life did agree to assume any valid claim of an insured whose death occurred prior to January 1, 2003, and for which a death claim was not received by Acadian prior to that date.

     The Assumption Agreement also provides that as of January 1, 2003, Acadian agreed to transfer and assign to Security National Life all of its right, title and interest in the reinsured policies, including policies which may be lapsed subject to the right of reinstatement and policies in force and in effect as paid up and extended term policies. Acadian agreed to turn over to Security National Life, as of January 1, 2003, all policy owner service, underwriting and other files on hand that may be needed by Security National Life in the continuation of the reinsured business, and Acadian further agreed to turn over all such records and record books as may be necessary for carrying on the reinsured business, including all such permanent records of Acadian necessary for Security National Life to continue in force in effect the reinsured policies.

     On December 23, 2002, Security National Life also entered into an Asset Purchase Agreement with Acadian, in which Acadian agreed to transfer and convey to Security National Life, and Security National Life agreed to purchase from Acadian, all of Acadian's right, title and interest in and to the certain assets of Acadian. The assets included the following: (i) computer hardware; (ii) licensed software from International Business Machines, Inc. ('IBM') for certain software utilized in the maintenance of Acadian's general ledger accounting records, for use on Acadian's AS400 computer; (iii) owned software developed by employees or contractors of Acadian or Gulf National Life Insurance Company and utilized by Acadian in accounting for premiums received, reserve computations, and for other purposes; (iv) certain furniture and equipment; (v) the use of the name 'Gulf National Life Insurance Company' alone or as part of any other tradename, as well as the logo 'GNL'; (vi) the sublease of certain real property located at 6522 Dogwood View Parkway in Jackson, Mississippi; and (vii) the assignment and assumption of certain agreements and arrangements. Following the closing of the asset purchase transaction with Acadian, Security National Life intends to continue to operate the business it acquired from Acadian in the state of Mississippi.

         ITEM 7.  Financial Statements

          (a) It is impractical for the Company to provide audited financial statements of the assets acquired from Acadian at the time this report is required to be filed. The Company intends to file the required audited financial statements as soon as practicable but not later than 60 days after this report must be filed.

          (b) The Company intends to file the pro forma financial information as soon as practicable but not later than 60 days after this report has been filed.

          (c) Exhibits

               10.1 Coinsurance Agreement between Security National Life and Acadian.

               10.2 Assumption Agreement among Acadian, Acadian Financial Group, Inc., Security National Life and the Company.

               10.3 Asset Purchase Agreement among Acadian, Acadian Financial Group, Inc., Security National Life and the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     SECURITY NATIONAL FINANCIAL CORPORATION
                                 (Registrant)



Date: January 7, 2003           By:     ss:  Scott M. Quist
                                   ------------------------
                                   Scott M. Quist, President